Exhibit 10.5

Execution Version

AMENDMENT No. 10, dated as of July 26, 2024 (this “Amendment”), to the Credit Agreement, dated as of March 6, 2017, by and among SELECT MEDICAL HOLDINGS CORPORATION, a Delaware corporation (“Holdings”), SELECT MEDICAL CORPORATION, a Delaware corporation (the “Borrower”), the Lenders and Issuing Banks party thereto from time to time and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”) (as amended by Amendment No. 1, dated as of March 22, 2018, Amendment No. 2, dated as of October 26, 2018, Amendment No. 3, dated as of August 1, 2019, Amendment No. 4, dated as of December 10, 2019, Amendment No. 5, dated as of June 2, 2021, Amendment No. 6, dated as of February 21, 2023, Amendment No. 7, dated as of May 31, 2023, Amendment No. 8, dated as of July 31, 2023, Amendment No. 9, dated as of August 31, 2023, and as further amended, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement); among Holdings, the Borrower, the Administrative Agent, the Collateral Agent, and the Lenders party hereto.

WHEREAS, Holdings and the Borrower desire to permanently reduce the Revolving Commitments outstanding under the Credit Agreement to $550,000,000 (such reduction, the “Amendment No. 10 Revolving Commitment Reduction”) and to amend Schedule 2.01 to the Credit Agreement with respect to the Revolving Lenders, each on the terms set forth herein;

WHEREAS, clause (B) of the second proviso to Section 9.02(b) of the Credit Agreement provides that any waiver, amendment or modification of the Credit Agreement that by its terms affects the rights or duties under the Credit Agreement of a particular Class of Lenders (but not any other Lenders) may be effected by an agreement or agreements in writing entered into by Holdings, the Borrower and requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under Section 9.02(b) of the Credit Agreement if such Class of Lenders were the only Class of Lenders hereunder at the time;

WHEREAS, the Lenders party hereto (which constitute the Required Revolving Lenders under the Credit Agreement) and the Administrative Agent are willing, subject to the terms and conditions set forth herein and in the Credit Agreement, to consent to this Amendment;

NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.       Amendments; Waivers.

(a)            Pursuant to and in accordance with Section 9.02 of the Credit Agreement, effective as of the Amendment No. 10 Effective Date (as defined below), the Amendment No. 10 Revolving Commitment Reduction shall occur.

(b)            Pursuant to and in accordance with Section 9.02 of the Credit Agreement, effective as of the Amendment No. 10 Effective Date, Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit A hereto.

(c)            In connection with the Amendment No. 10 Revolving Commitment Reduction, the Lenders party hereto (which constitute the Required Revolving Lenders under the Credit Agreement) hereby waive the requirement set forth in Section 2.08(c) of the Credit Agreement that the reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

(d)            The Administrative Agent hereby agrees that this Amendment shall constitute notice of the Amendment No. 10 Revolving Commitment Reduction in accordance with Section 2.08(c) of the Credit Agreement and hereby waives the requirement to provide such notice at least three (3) Business Days prior to the effective date of such termination or reduction.

Section 2.       Reallocation. After giving effect to the Amendment No. 10 Revolving Commitment Reduction, the LC Exposure of each Revolving Lender shall be reallocated such that each Revolving Lender shall hold LC Exposure in accordance with its Applicable Percentage.

Section 3.       Representations and Warranties; No Default. The Borrower hereby represents and warrants that as of the Amendment No. 10 Effective Date, both immediately prior to and immediately after giving effect to the Amendment, (i) no Event of Default or Default has occurred under the Amended Credit Agreement and is continuing and (ii) the representations and warranties of the Borrower contained in the Amended Credit Agreement and each other Loan Document are true and correct in all material respects as of the Amendment No. 10 Effective Date; provided that the solvency representation will be deemed to have been made as of the Amendment No. 10 Effective Date immediately after giving effect to the effectiveness of this Amendment; provided, further, that to the extent that such representations and warranties specifically relate to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

2

Section 4.       Effectiveness. This Amendment shall become effective as of the date (such date, the “Amendment No. 10 Effective Date”) that the following conditions have been satisfied:

(a)            the Administrative Agent shall have received executed signature pages hereto from Holdings, the Borrower and the Lenders party hereto (which constitute the Required Revolving Lenders under the Credit Agreement).

(b)           the Borrower shall have repaid any outstanding Revolving Loans, together with accrued but unpaid interest thereon and the Lenders party hereto hereby agree to waive any amounts that would otherwise be payable under Section 2.16 of the Credit Agreement in connection with such prepayment.

Section 5.       Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto on different counterparts), each of which shall be deemed an original, but all of which together shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

Section 6.       Applicable Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process. The provisions set forth in Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Amendment.

Section 7.       Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.       Effect of Amendment. This Amendment (i) shall not by implication or otherwise limit, impair, constitute a novation or waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and from and after the Amendment No. 10 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. The Borrower hereby consents to this Amendment and confirms that all obligations of the Borrower under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement as amended hereby. Each of Holdings and the Borrower hereby (i) acknowledges all of the terms and conditions of this Amendment and confirms, on behalf of itself and the other Loan Parties, that all of the obligations of the Loan Parties under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement as amended hereby, and (ii) reaffirms, on behalf of itself and the other Loan Parties, as of the date hereof, the Loan Parties’ guarantee of the Obligations under the Collateral Agreement, and the Loan Parties’ prior grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents to which it is a party, with all such Liens continuing in full force and effect after giving effect to this Amendment.

3

Section 9.       Unrestricted Subsidiary Designation. Pursuant to Section 5.14 of the Credit Agreement, the Borrower designates, as of the Amendment No. 10 Effective Date, Concentra Group Holdings Parent, Inc. and all of its direct and indirect Subsidiaries as Unrestricted Subsidiaries for all intents and purposes under the Amended Credit Agreement and the other Loan Documents. The Borrower hereby represents and warrants that as of the Amendment No. 10 Effective Date, both immediately prior to and immediately after giving effect to the Amendment, none of Concentra Group Holdings Parent, Inc. or any of its direct and indirect Subsidiaries are a “Restricted Subsidiary” for the purpose of any Specified Indebtedness, any Permitted Debt or any Permitted Refinancing thereof, as required by Section 5.14 of the Credit Agreement.

[Signature pages follow]

4

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

SELECT MEDICAL CORPORATION

By:	/s/ Michael E. Tarvin
	Name:	Michael E. Tarvin
	Title:	Senior Vice President, General Counsel and Secretary

SELECT MEDICAL HOLDINGS CORPORATION

By:	/s/ Joel T. Veit
	Name:	Joel T. Veit
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 10]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent, Lender and Issuing Bank

By:	/s/ Marcelo Nicolas Osovi Conti
	Name:	Marcelo Nicolas Osovi Conti
	Title:	Vice President

[Signature Page to Amendment No. 10]

Bank of America, N.A., as a Revolving Lender

By:	/s/ Patrick Clifford
	Name:	Patrick Clifford
	Title:	Vice President

Deutsche Bank AG New York Branch, as a Revolving Lender

By:	/s/ Philip Tancorra
	Name:	Philip Tancorra
	Title:	Director

By:	/s/ Lauren Dansbury
	Name:	Lauren Dansbury
	Title:	Vice President

Wells Fargo Bank, National Association, as a Revolving Lender

By:	/s/ Eugene Stunson
	Name:	Eugene Stunson
	Title:	Executive Director

Truist Bank, as a Revolving Lender

By:	/s/ Katie Lundin
	Name:	Katie Lundin
	Title:	Managing Director

Royal Bank of Canada, as a Revolving Lender and Issuing Bank

/s/ Sean Young
Name:	Sean Young
Title:	Authorized Signatory

PNC Bank, National Association, as a Revolving Lender

/s/ Emily Garrison
Name:	Emily Garrison
Title:	Senior Vice President

Fifth Third Bank, National Association, as a Revolving Lender

/s/ Michael Hodshon
Name:	Michael Hodshon
Title:	Principal

Mizuho Bank, Ltd., as a Revolving Lender

/s/ Edward Sacks
Name:	Edward Sacks
Title:	Principal

Goldman Sachs Bank USA, as a Revolving Lender

/s/ Thomas Manning
Name:	Thomas Manning
Title:	Authorized Signatory

Capital One, National Association, as a Revolving Lender

/s/ Chris Warash
Name:	Chris Warash
Title:	Duly Authorized Signatory